UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 19, 2021

Lumen Technologies, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)

(318) 388-9000

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1.00 per share	LUMN	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2021 Meeting of Shareholders of Lumen Technologies, Inc. held on May 19, 2021, the following items were submitted to a vote of shareholders.

There were a total of 1,105,588,627 shares (consisting of 1,105,581,609 shares of common stock and 7,018 shares of Series L preferred stock, which vote together as a single class) entitled to vote as of March 25, 2021, the record date for the meeting, of which 888,338,697 shares were present or represented by proxy.

(a)    The following nominees were elected to serve on the Board of Directors:

Name of Nominee	Votes Cast For	Votes Cast Against	Abstentions	Non-Votes
Quincy L. Allen	676,444,778	24,949,704	2,911,541	184,032,674
Martha Helena Bejar	562,334,133	139,869,132	2,102,758	184,032,674
Peter C. Brown	641,127,598	60,717,335	2,461,090	184,032,674
Kevin P. Chilton	686,466,031	15,064,700	2,775,292	184,032,674
Steven T. “Terry” Clontz	687,858,001	13,449,516	2,998,506	184,032,674
T. Michael Glenn	685,361,314	16,572,930	2,371,779	184,032,674
W. Bruce Hanks	630,525,991	71,045,021	2,735,011	184,032,674
Hal Stanley Jones	691,454,565	9,913,238	2,938,220	184,032,674
Michael Roberts	667,461,794	34,586,232	2,257,997	184,032,674
Laurie Siegel	656,570,174	45,644,750	2,091,099	184,032,674
Jeffrey K. Storey	688,503,915	13,768,108	2,034,000	184,032,674

(b)    The appointment of KPMG LLP as independent auditor for 2021 was ratified with 826,894,858 votes for, 58,752,441 votes against, 2,691,398 abstentions, and 0 broker non-votes.

(c)    The amendment of the Amended and Restated NOL Rights Plan (as filed with the Securities and Exchange Commission on November 25, 2020) was ratified with 628,728,239 votes for, 71,308,634 votes against, 4,269,150 abstentions, and 184,032,674 broker non-votes.

(d)     The proposal regarding the advisory vote to approve executive compensation was approved with 639,802,818 votes for, 60,705,969 votes against, 3,797,236 abstentions, and 184,032,674 broker non-votes.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description

Exhibit 104	Cover page formatted as Inline XBRL and contained in Exhibit 101.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc., has duly caused this Current Report to be signed on its behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Dated: May 20, 2021	By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary

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